Exhibit 10.1


                                    AGREEMENT

                      CONCERNING THE EXCHANGE OF SECURITIES

                                  BY AND AMONG

                             MILESTONE CAPITAL, INC.

                                       AND

                                ELITEAGENTS, INC.




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                                TABLE OF CONTENTS
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ARTICLE I Exchange of Securities...............................................1
   1.1      Issuance of Securities.............................................1
   1.2      Options and Warrants...............................................2
   1.3      Exchange Ratio Adjustments.........................................2
   1.4      Exemption from Registration........................................3
   1.5      No Fractional Shares...............................................3
ARTICLE II Representations and Warranties of Elite.............................3
   2.1      Organization.......................................................3
   2.2      Capital............................................................3
   2.3      Subsidiaries.......................................................4
   2.4      Directors and Officers.............................................4
   2.5      Financial Statements...............................................4
   2.6      Absence of Changes.................................................4
   2.7      Absence of Undisclosed Liabilities.................................4
   2.8      Tax Returns........................................................4
   2.9      Investigation of Financial Condition...............................4
   2.10     Proprietary Rights.................................................5
   2.11     Compliance with Laws...............................................5
   2.12     Litigation.........................................................5
   2.13     Authority..........................................................5
   2.14     Ability to Carry Out Obligations...................................5
   2.15     Full Disclosure....................................................5
   2.16     Personal Property..................................................5
   2.17     Real Property......................................................6
   2.18     Material Contracts.................................................6
   2.19     Criminal or Civil Acts.............................................6
   2.20     Restricted Securities..............................................6
   2.21     Brokers' Fees......................................................6
ARTICLE III Representations and Warranties of Milestone........................6
   3.1      Organization.......................................................6
   3.2      Capital............................................................7
   3.3      Subsidiaries.......................................................7
   3.4      Directors and Officers.............................................7
   3.5      Financial Statements...............................................7
   3.6      Absence of Changes.................................................7
   3.7      Absence of Undisclosed Liabilities.................................7
   3.8      Tax Returns........................................................7
   3.9      Investigation of Financial Condition...............................7
   3.10     Proprietary Rights.................................................8
   3.11     Compliance with Laws...............................................8
   3.12     Litigation.........................................................8

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   3.13     Authority..........................................................8
   3.14     Ability to Carry Out Obligations...................................8
   3.15     Full Disclosure....................................................8
   3.16     Assets.............................................................8
   3.17     Contracts..........................................................8
   3.18     Criminal or Civil Acts.............................................8
   3.19     Risk Factors.......................................................9
   3.20     Public Filings.....................................................9
   3.21     Broker's Fees......................................................9
ARTICLE IV Indemnification.....................................................9
   4.1      Elite..............................................................9
   4.2      Milestone..........................................................9
ARTICLE V Covenants Prior to the Closing Date.................................10
   5.1      Investigative Rights..............................................10
   5.2      Conduct of Business...............................................10
ARTICLE VI Conditions Precedent to Milestone's Performance....................10
   6.1      Conditions........................................................10
   6.2      Accuracy of Representations.......................................10
   6.3      Performance.......................................................10
   6.4      Absence of Litigation.............................................10
   6.5      Officer's Certificate.............................................11
   6.6      Private Placement of Convertible Notes;
             Financial Condition of Elite.....................................11
   6.7      Corporate Action..................................................11
ARTICLE VII Conditions Precedent to Elite's Performance.......................11
   7.1      Conditions........................................................11
   7.2      Accuracy of Representations.......................................11
   7.3      Performance.......................................................11
   7.4      Absence of Litigation.............................................11
   7.5      Officer's Certificate.............................................11
   7.6      Directors of Milestone............................................11
   7.7      Officers of Milestone.............................................12
   7.8      Stock Option Plan.................................................12
   7.9      Indebtedness......................................................12
ARTICLE VIII Closing..........................................................12
   8.1      Closing...........................................................12
   8.2      Exchange of Certificates..........................................12
   8.3      Ownership of Milestone............................................13
ARTICLE IX Termination........................................................13
   9.1      Termination.......................................................13
   9.2      Effect of Termination.............................................14
ARTICLE X Covenants Subsequent to the Closing Date............................14
   10.1     Registration and Listing..........................................14
   10.2     Material Acquisitions.............................................14
   10.3     Financial Public Relations........................................14
   10.4     Registration of Shares............................................15
   10.5     Issuance Following Exchange Ratio Adjustment......................15

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ARTICLE XI Miscellaneous......................................................15
   11.1     Captions and Headings.............................................15
   11.2     No Oral Change....................................................15
   11.3     Non-Waiver........................................................15
   11.4     Time of Essence...................................................15
   11.5     Entire Agreement..................................................15
   11.6     Choice of Law.....................................................15
   11.7     Counterparts......................................................16
   11.8     Notices...........................................................16
   11.9     Binding Effect....................................................16
   11.10    Mutual Cooperation................................................16
   11.11    Finders...........................................................17
   11.12    Announcements.....................................................17
   11.13    Severability......................................................17
   11.14    Expenses..........................................................17
   11.15    Expiration of Representations and Warranties......................17
   11.16    Exhibits..........................................................17
   11.17    Legal Counsel.....................................................17

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                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT made this 2nd day of January, 2002, by and between MILESTONE CAPITAL, INC., a Colorado corporation ("Milestone") and ELITEAGENTS, INC., a New Jersey corporation ("Elite").

     WHEREAS, Elite desires to assist Milestone in acquiring all of the issued and outstanding securities of Elite pursuant to the terms of this Agreement;

     WHEREAS, the holders of Elite's common stock, Series A Preferred Stock and Series B Preferred Stock (the "Elite Security Holders") will exchange all 2,813,796 shares of common stock of Elite, all 50,000 shares of Series A Preferred Stock of Elite, and all 1,420,005 shares of Series B Preferred Stock of Elite (the "Elite Securities") for shares of Milestone common stock; and

     WHEREAS, the principal and interest due under the Convertible Notes (as defined below) will be exchanged for shares of Milestone common stock;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                   ARTICLE I

                             Exchange of Securities


     1.1 Issuance of Securities. Subject to the terms and conditions of this Agreement, on the Closing Date:

          (a) all 3,517,142 issued and outstanding shares of the $0.002 par value common stock of Elite;

          (b) all 50,000 issued and outstanding shares of the $0.01 par value Series A Preferred Stock of Elite, as if such Series A Preferred Stock were converted into 250,000 shares of common stock of Elite;

          (c) all 1,420,002 issued and outstanding shares of the $0.01 par value Series B Preferred Stock of Elite, as if such Series B Preferred Stock were converted into 1,420,002 shares of common stock of Elite; and

          (d) all principal and accrued interest under the Convertible Notes as of the Closing Date, as if such principal and interest were converted into shares of common stock of Elite at a price per share of Elite common stock of $0.50 will be exchanged for fully paid and nonassessable unregistered shares of

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Milestone's no par value common stock ("Milestone Shares") by multiplying each share of common stock of Elite on an as-converted basis, assuming conversion of the Series A Preferred Stock, Series B Preferred Stock and Convertible Notes as set forth above, by the Exchange Ratio (as defined below).

The "Exchange Ratio" shall be defined to be the quotient obtained by dividing
(i) 72,000,000, by (ii) the aggregate number of shares of common stock of Elite on an as-converted basis, as determined by summing the amounts set forth in Sections 1.1(a) through 1.1(d) (assuming, solely for the purpose of computing the Exchange Ratio, that in the case of Section 1.1(d) that Convertible Notes in the total principal amount of $1,000,000 have been issued prior to the Closing
Date), and will be subject to adjustment following the Closing Date pursuant to
Section 1.3 of this Agreement.

     1.2  Options and Warrants.

          (a) All outstanding options to purchase Elite common stock (the "Elite Options"), shall cease to represent a right to acquire shares of Elite common stock and shall be converted automatically into an option to acquire fully paid and nonassessable unregistered Milestone Shares ("Milestone Options"); provided, however, that from and after the Effective Time, (i) the number of fully paid and nonassessable unregistered Milestone Shares purchasable upon exercise of such Milestone Option shall be equal to the number of shares of Elite common stock that were purchasable under such Elite Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounding to the nearest whole share, and (ii) the per share exercise price for each such Milestone Option shall be adjusted by dividing the per share exercise price of each such Elite Option by the Exchange Ratio, rounding to the nearest cent. Such Elite Options shall be assumed by Milestone under the terms of an employee option plan to be established by Milestone which shall provide holders of such options with substantially the same rights and obligations as the Elite Stock Option Plan.

          (b) All outstanding warrants to purchase Elite common stock (the "Elite Warrants"), shall cease to represent a right to acquire shares of Elite common stock and shall be converted automatically into a warrant to acquire fully paid and nonassessable unregistered Milestone Shares ("Milestone Warrants"); provided, however, that from and after the Effective Time, (i) the number of Milestone Shares purchasable upon exercise of such Milestone Warrant shall be equal to the number of shares of Elite common stock that were purchasable under such Elite Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, rounding to the nearest whole share, and (ii) the per share exercise price under each such Milestone Warrant shall be adjusted by dividing the per share exercise price of each such Elite Warrant by the Exchange Ratio, rounding to the nearest cent.

     1.3 Exchange Ratio Adjustment. Because of the immediate need for funding to fund business operations, following the Closing Date, Milestone will need to sell shares of its common stock. If, on the thirtieth (30th) day following the Closing Date (the "Adjustment Date"), the sum of (i) the principal amount of Convertible Notes issued prior to the Closing Date, and (ii) the aggregate purchase price for shares of Milestone common stock sold by Milestone following the Closing Date and prior to the Adjustment Date (the "Funding Amount") is less than $1,000,000, the Exchange Ratio shall be recomputed assuming that the principal amount of the Convertible Notes set forth in Section 1.1(d) was equal to the Funding Amount, and all holders of Elite Securities, Elite Options or

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Elite Warrants which have been exchanged for Milestone Shares, Milestone Options or Milestone Warrants pursuant to this Agreement shall be entitled to receive additional Milestone Shares, Milestone Options or Milestone Warrants based on such recomputed Exchange Ratio. Such additional Milestone Shares, Milestone Options or Milestone Warrants will be issued within five (5) business days of such Adjustment Date.

     1.4 Exemption from Registration The parties hereto intend that all Milestone Securities to be issued to the Elite Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder.

     1.5 No Fractional Shares. Any fractional interests in Milestone common stock shares issued or issuable hereunder shall be rounded to the nearest whole share.

                                   ARTICLE II

                     Representations and Warranties of Elite


     Elite hereby represents and warrants to Milestone that the statements set forth in this Article II are true and correct as of the date of this Agreement, and that such statements will be correct and complete as of the Closing Date, except as set forth in the disclosure schedules attached hereto (the "Elite Disclosure Schedules"). An item disclosed in one section of the Elite Disclosure Schedules or elsewhere in this Agreement as an exception to one particular representation or warranty shall be deemed adequately disclosed as an exception to another representation and warranty if the applicability of such item to such other representation and warranty is reasonably apparent.

     2.1 Organization. Except as disclosed in Schedule 2.1, Elite is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification, except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business, assets, or liabilities ("Material Adverse Effect") of Elite.

     2.2 Capital. The authorized capital stock of Elite consists of (i) 50,000,000 authorized shares of $.002 par value common stock, of which 3,517,142 shares of common stock are issued and outstanding, (ii) 50,000 shares of $0.01 par value Series A convertible preferred stock (convertible on a five-for-one basis into shares of Elite's common stock), of which 50,000 shares are issued and outstanding, and (iii) 2,300,000 shares of $0.01 par value Series B convertible preferred stock (convertible on a one-for-one basis into shares of Elite's common stock), of which 1,420,002 shares are issued and outstanding. There are outstanding common stock purchase warrants to purchase an aggregate of 1,935,591 shares of Elite's common stock, and options to purchase an aggregate of 918,300 shares of Elite's Common Stock. Elite has issued Convertible Notes in the principal amount of over $550,000. All of the outstanding securities of Elite are duly and validly issued, fully paid and nonassessable. There are no other outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Elite to issue or to transfer from treasury any additional shares of its capital stock of any class.

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     2.3  Subsidiaries. Elite does not have any subsidiaries or own any interest in any other enterprise.

     2.4 Directors and Officers. The names and titles of all directors and officers of Elite as of the date of this Agreement are as follows: Charles J. DeMory, Chairman, Chief Executive Officer, President and Director; Howard H. Conyack, Jr., Executive Vice President, Treasurer and Director; John Mangel III, Chief Financial Officer and Director; John M. Dunn, Vice President, Secretary and Director; Frank B. Smith, Executive Vice President of Banking Relations and Compliance; Keith J. Hoffman, Executive Vice President of Sales; Christopher J. Remetz, Vice President of Information Systems; and George Chrisbacher, Vice President of Information Technology.

     2.5 Financial Statements. Schedule 2.5 hereto consists of the Milestone audited financial statements of Elite for the year ended December 31, 2000 and unaudited financial statements for the ten months ended October 31, 2001 (the "Elite Financial Statements"). The Elite Financial Statements have been prepared in accordance with generally accepted accounting principles and practices in the United States ("GAAP") consistently followed by Elite throughout the periods indicated, subject in the case of the unaudited financial statements for the ten months ended October 31, 2001 to a lack of year-end audit adjustments. Any such year-end adjustments shall not in the aggregate be material. The Elite Financial Statements fairly present the financial position of Elite as of the dates of the balance sheets included in the Elite Financial Statements and the results of operations for the periods indicated.

     2.6 Absence of Changes. Except for the issuance of Convertible Notes contemplated by Section 6.6, since October 31, 2001, there has not been any change in the financial condition or operations of Elite, other than changes in the ordinary course of business, which changes would not be reasonably likely to have a Material Adverse Effect on Elite.

     2.7 Absence of Undisclosed Liabilities. Except for the issuance of Convertible Notes contemplated by Section 6.6, as of October 31, 2001, Elite did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Elite Financial Statements and that is of a nature required to be disclosed pursuant to GAAP.

     2.8 Tax Returns. Elite has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable, except where the failure to file such returns or pay such amounts would not be reasonably likely to have a Material Adverse Effect on Elite. The provisions for taxes, if any, reflected in the Elite Financial Statements are adequate for the periods indicated. To Elite's knowledge, there are no present disputes as to taxes of any nature payable by Elite.

     2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Milestone, its legal counsel and accountants shall have the opportunity to meet with Elite's accountants and attorneys to discuss the financial condition of Elite. Elite shall make available to Milestone all books and records of Elite.

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     2.10 Proprietary Rights. To Elite's knowledge, Elite owns, holds, or has licenses in and to, all necessary trademarks, service marks, trade names, copyrights, patents and proprietary information (collectively, "Intellectual Property"), which are used in its business as now conducted, except where the failure own, hold or have licenses in and to such Intellectual Property would not be reasonably likely to have a Material Adverse Effect on Elite.

     2.11 Compliance with Laws. Elite has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such violation would not be reasonably likely to have a Material Adverse Effect on Elite.

     2.12 Litigation. Elite is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the knowledge of Elite, threatened against or affecting Elite or its business, assets or financial condition, except where such litigation would not be reasonably likely to have a Material Adverse Effect on Elite. Elite is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency, or instrumentality applicable to it. Elite is not engaged in any material litigation to recover monies due to it.

     2.13 Authority. The Board of Directors of Elite has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Elite has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Elite and is enforceable in accordance with its terms and conditions.

     2.14 Ability to Carry Out Obligations. Except as set forth on Schedule 2.14, the execution and delivery of this Agreement by Elite and the performance by Elite of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, certificate of incorporation, bylaw, or other agreement or instrument of Elite or to which Elite is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those disclosed herein be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Elite, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Elite, in each case except where such event would not be reasonably likely to have a Material Adverse Effect on Elite.

     2.15 Full Disclosure. None of the representations and warranties made by Elite herein or in any exhibit, schedule or certificate set forth in this Agreement which is to be furnished or to be furnished by Elite, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     2.16 Personal Property. Elite has good and marketable title to, or has the right to use, all of its inventory and receivables, and any item of machinery, equipment or tangible personal property used in Elite's business, free and clear

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of all liens, claims and encumbrances, except as otherwise indicated in Schedule
2.16, and except where the failure to have such good and marketable title or the right to use such assets would be reasonably likely to have a Material Adverse Effect on Elite.

     2.17 Real Property. Schedule 2.17 is a complete and correct list of all real property leased by Elite.

     2.18 Material Contracts. To Elite's knowledge, Elite is not in breach or default under, and there exists no event, condition or occurrence which, after notice or lapse of time, or both, would constitute such a breach or default by Elite, under any agreement or contract to which Elite is a party and which would, if terminated, be reasonably likely to have a Material Adverse Effect on Elite.

     2.19 Criminal or Civil Acts. For the period of ten years prior to the execution of this Agreement, no executive officer or director of Elite or holder of more than five percent (5%) of Elite's voting securities has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a judgment or decree of the Commission, or is currently the subject to any investigation in connection with a felony crime or Commission proceeding.

     2.20 Restricted Securities. Elite acknowledges that all of the Milestone securities issued by Milestone are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

     2.21 Brokers' Fees. Elite does not have any liability or obligation to pay any fees or commissions to any broker, finder or similar representative with respect to the Exchange Transaction.

                                  ARTICLE III

                   Representations and Warranties of Milestone


     Milestone represents and warrants to Elite that the statements set forth in this Article III are true and correct as of the date of this Agreement, and that such statements will be correct and complete as of the Closing Date, except as set forth in the disclosure schedules attached hereto (the "Milestone Disclosure Schedules"). An item disclosed in one section of the Milestone Disclosure Schedules or elsewhere in this Agreement as an exception to one particular representation or warranty shall be deemed adequately disclosed as an exception to another representation and warranty if the applicability of such item to such other representation and warranty is reasonably apparent:

     3.1 Organization. Except as disclosed in Schedule 3.1, Milestone is a corporation duly organized, validly existing and in good standing under the laws of Colorado, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification, except where the failure to so qualify would not be reasonably likely to have a Material Adverse Effect on Milestone.

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     3.2  Capital. The authorized capital stock of Milestone on the Closing Date consists of (i) 500,000,000 shares of no par value common stock, of which 8,000,000 shares of common stock are issued and outstanding, and (ii) 5,000,000 shares of no par value preferred stock, of which no shares are issued and outstanding. All of the outstanding common stock of Milestone is duly and validly issued, fully paid and nonassessable. There are no other outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Milestone to issue or to transfer from treasury any additional shares of its capital stock of any class except shares and common stock purchase warrants and common stock options issuable under this Agreement.

     3.3 Subsidiaries. Milestone does not have any subsidiaries or own any interest in any other enterprise.

     3.4 Directors and Officers. Earnest Mathis is the sole officer and director of Milestone.

     3.5 Financial Statements. Schedule 3.5 hereto consists of the audited financial statements of Milestone for the year ended December 31, 2000 and unaudited financial statements for the nine months ended September 30, 2001 (the "Milestone Financial Statements"). The Milestone Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Milestone throughout the period indicated, subject in the case of the unaudited financial statements for the nine months ended September 30, 2001 to a lack of footnote disclosure and year-end audit adjustments (which shall not be material), and fairly present the financial position of Milestone as of the dates of the balance sheet included in the Milestone Financial Statements and the results of operations for the period indicated.

     3.6 Absence of Changes. Since September 30, 2001, there has not been any material change in the financial condition or operations of Milestone, except as contemplated by this Agreement.

     3.7 Absence of Undisclosed Liabilities. As of September 30, 2001, Milestone did not have any debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Milestone Financial Statements. Since September 30, 2001, Milestone has not incurred any additional debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

     3.8 Tax Returns. Within the times and in the manner prescribed by law, Milestone has filed all federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable. The provisions for taxes, if any, reflected in the Milestone Financial Statements are adequate for the periods indicated. To Milestone's knowledge, there are no present disputes as to taxes of any nature payable by Milestone.

     3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Elite, its legal counsel and accountants shall have the opportunity to meet with Milestone's accountants and attorneys to discuss the financial condition of Milestone. Milestone shall make available to Elite all books and records of Milestone.

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     3.10 Proprietary Rights. Milestone does not have any patents, trademarks, service marks, trade names or copyrights.

     3.11 Compliance with Laws. Milestone has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

     3.12 Litigation. Milestone is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Milestone, threatened against or affecting Milestone or its business, assets or financial condition, except where such litigation would not be reasonably likely to have a Material Adverse Effect on Milestone. Milestone is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Milestone is not engaged in any material litigation to recover monies due to it.

     3.13 Authority. The Board of Directors of Milestone has authorized the execution of this Agreement and the transactions contemplated herein, and Milestone has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of Milestone, and is enforceable in accordance with its terms and conditions.

     3.14 Ability to Carry Out Obligations. Except as set forth on Schedule 3.14, the execution and delivery of this Agreement by Milestone and the performance by Milestone of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument of Milestone or to which Milestone is a party, or by which it may be bound, nor will any consents or authorization of any party other than those disclosed herein be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Milestone, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Milestone, in each case except where such event would not be reasonably likely to have a Material Adverse Effect on Milestone.

     3.15 Full Disclosure. None of the representations and warranties made by Milestone herein, or in any exhibit, schedule or certificate set forth in this Agreement which is furnished or to be furnished by Milestone or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     3.16 Assets. Milestone has no assets.

     3.17 Contracts. Except as set forth on Schedule 3.17, Milestone has no contracts.

     3.18 Criminal or Civil Acts. For a period of ten years prior to the execution of this Agreement, no executive officer or director of Milestone or holder of more than five percent (5%) of Milestone's voting securities has been

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convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission judgment or decree, or is currently the subject to an investigation in connection with any felony crime or Commission proceeding.

     3.19 Risk Factors. Milestone has reviewed the form of Note Purchase Agreement used by Elite in connection with the Convertible Note offering, including the risk factors set forth therein.

     3.20 Public Filings. As of the respective filing dates, all documents filed by Milestone with the Commission on or since December 29, 1999 complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended to date, and none of such documents contained any untrue statement of material fact or omitted any material fact the omission of which would be misleading. To the best of Milestone's knowledge, as of the respective filing dates, all documents filed by Milestone with the Commission prior to December 29, 1999 complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended to date, and none of such Documents contained any untrue statement of material fact or omitted any material fact the omission of which would be misleading.

     3.21 Broker's Fees. Except as set forth on Schedule 3.21, Milestone does not have any liability or obligation to pay any fees or commissions to any broker, finder or similar representative with respect to the Exchange Transaction.

                                   ARTICLE IV

                                 Indemnification


     4.1 Elite. Elite agrees to indemnify, defend and hold Milestone harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by Elite of any warranty or any inaccuracy of any representation made by Elite in this Agreement, or (ii) the breach of any covenant or agreement made by Elite in this Agreement.

     4.2 Milestone. Milestone agrees to indemnify, defend and hold Elite harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, or result from (i) any breach by Milestone of any warranty or any inaccuracy of any representation made by Milestone in this Agreement, or (ii) the breach of any covenant or agreement made by Milestone in this Agreement.

                                    ARTICLE V

                       Covenants Prior to the Closing Date


     5.1 Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     5.2 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Certificate or Articles of Incorporation or Bylaws (except as may be contemplated by the transactions described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional liabilities for borrowed money, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction, in each case other than in the normal course of business; provided, however, that Elite will be permitted to take all actions reasonably necessary to complete the issuance of Convertible Notes contemplated by Section 6.6. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its capital stock.


                                   ARTICLE VI

                 Conditions Precedent to Milestone's Performance


     6.1 Conditions. Milestone's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this
Article VI. Milestone may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Milestone of any other condition set forth herein.

     6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Elite in this Agreement or in any written statement that shall be delivered to Milestone by Elite under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     6.3 Performance. Elite shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

     6.4 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the Exchange Transaction or to its consummation, shall have been instituted or threatened against Elite or Milestone on or before the Closing Date.

     6.5 Officer's Certificate. Elite shall have delivered to Milestone a certificate dated the Closing Date in the form of Exhibit 6.5 and signed by the Chief Executive Officer of Elite certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations and warranties set forth in Article II are true and correct as of the Closing Date.

     6.6 Private Placement of Convertible Notes; Financial Condition of Elite. On or before the Closing Date, Elite shall have completed a private placement of convertible promissory notes (the "Convertible Notes") resulting in gross proceeds of at least $500,000 and of up to $1,000,000, and shall have stockholders' equity of at least $500,000 on a pro forma basis assuming the conversion of the Convertible Notes into Elite common stock. The shares of Elite common stock into which the principal and interest due under the Convertible Notes is convertible shall be included in the shares of Elite exchanged for the 72,000,000 shares of Milestone common stock to be issued in the Exchange Transaction.

     6.7 Corporate Action. Elite shall have obtained the approval of the Elite Security Holders for the Exchange Transaction.

                                  ARTICLE VII

                   Conditions Precedent to Elite's Performance


     7.1 Conditions. Elite's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this
Article VII. Elite may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Elite of any other condition set forth herein.

     7.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Milestone in this Agreement or in any written statement that shall be delivered to Elite by Milestone under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     7.3 Performance. Milestone shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

     7.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the Exchange Transaction or to its consummation, shall have been instituted or threatened against Milestone or Elite on or before the Closing Date.

     7.5 Officer's Certificate. Milestone shall have delivered to Elite a certificate dated the Closing Date in the form of Exhibit 7.5 and signed by the Chief Executive Officer of Milestone certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

     7.6 Directors of Milestone. On the Closing Date, Mr. Mathis shall have submitted his resignation as the sole director of Milestone effective on the Closing Date after having voted for the election of the directors to the Milestone Board of Directors following the Closing the directors of Elite designated in Section 2.4 above, as well as John Mangel II.

     7.7 Officers of Milestone. Prior to the Closing Date, Mr. Mathis shall elect the officers of Elite as set forth in Section 2.4 above, to be the officers of Milestone. On the Closing Date, Mr. Mathis shall have submitted his resignation as the sole officer of Milestone effective on the Closing Date.

     7.8 Stock Option Plan. Milestone shall have adopted a Stock Option Plan satisfactory to Elite.

     7.9 Indebtedness. Milestone shall deliver agreements from all persons or entities to which Milestone owes any debt, liability or obligation, specifying that such debt, liability or obligation has been satisfied in full. Mr. Mathis shall have delivered to Elite a letter in form reasonably satisfactory to Elite specifying that all debts, liabilities and obligations owed by Milestone to Mathis or persons or entities affiliated with him have been satisfied in full.


                                  ARTICLE VIII

                                     Closing


     8.1 Closing. The closing of the Exchange Transaction (the "Closing") shall be held at the offices of Sachnoff & Weaver, Ltd., 30 S. Wacker Drive, Suite 2900, Chicago, Illinois 60606, at a mutually agreeable time and date (the "Closing Date") prior to or on January 2, 2002, unless extended by mutual agreement. At the Closing:

          (a) Milestone shall deliver (i) the officer's certificate described in
Section 7.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement; and

          (b) Elite shall deliver (i) the officer's certificate described in
Section 6.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement.

          (c) A certificate of exchange (the "Certificate of Exchange") shall be executed by the parties and filed in accordance with the relevant provisions of the New Jersey Business Corporation Act, and the parties shall make all other filings, recordings or publications required by the NJBCA in connection with the Exchange Transaction. The Exchange Transaction will become effective at such time (the "Effective Time") as the Certificate of Exchange is duly filed with the New Jersey Secretary of State.

     8.2 Exchange of Certificates. As soon as practical after the Effective Time, upon the surrender of a certificate or certificates (the "Elite Instruments") for the Elite Securities, Milestone shall issue a certificate or certificates (the "Milestone Instruments") representing the corresponding Milestone Securities. Milestone shall not be obligated to deliver the consideration to which any former holder of Elite Securities is entitled as a result of the Exchange Transaction until such holder surrenders such holder's Elite Instruments for exchange as provided in this Section 8.2; provided, however, that procedures allowing for payment against receipt of customary and appropriate certifications and reasonable indemnities, shall be provided with respect to lost or destroyed Elite Instruments. If any Milestone Instrument is to be issued in the name of, or directed to an account in the name of, a person or entity other than the person or entity in whose name the corresponding Elite Instruments are registered, it shall be a condition of the exchange that the Elite Instrument shall be properly endorsed or otherwise be in proper form for transfer and that the person or entity requesting such exchange shall pay to Milestone any transfer taxes or other taxes required by reason of the issuance and delivery of such Milestone Instruments to and in the name of a person or entity other than the registered owner of the Elite Instruments surrendered, or shall establish to the reasonable satisfaction of Milestone that such tax has been paid or is not applicable. Until so surrendered and exchanged, each such Elite Instrument representing Elite Securities shall represent solely the right to receive the corresponding Milestone Instrument representing the corresponding Milestone Securities; provided, that reasonable procedures allowing for payment against receipt of customary and appropriate certifications and indemnities shall be provided with respect to lost or destroyed Elite Instruments. From and after the Effective Time, the holders of Elite Instruments representing Elite Securities issued and outstanding at the Effective Time shall have no rights with respect to such Elite Securities other than to surrender the Elite Instruments pursuant to this Section 8.2.

     8.3 Ownership of Milestone. Following the Closing and the additional issuance of Milestone common stock resulting from the adjustment (if any) of the Exchange Ratio set forth in Section 1.3, the common stock ownership of Milestone, prior to the exercise of any stock options or warrants, shall be as follows:


     Elite Security Holders:                72,000,000 shares of Milestone
     Milestone Security Holders:             8,000,000 shares of Milestone


                                   ARTICLE IX

                                   Termination


     9.1 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date (notwithstanding any approval of this Agreement by the Board of Directors or Shareholders of Milestone or Elite):

          (a) by mutual written agreement duly authorized by the Board of Directors of Milestone and Elite;

          (b) by the Board of Directors of Milestone if any condition to the obligation of Elite under this Agreement to be complied with or performed by Elite at or before the Closing Date shall not have been complied with or performed at the time required for such compliance or performance and such noncompliance or nonperformance shall not have been waived by Milestone;

          (c) by the Board of Directors of Elite if any condition to the obligation of Milestone under this Agreement to be complied with or performed by Milestone at or before the Closing Date shall not have been complied with or performed at the time required for such compliance or performance and such noncompliance or nonperformance shall not have been waived by Elite; or

          (d) by the Board of Directors of Elite if, by January 31, 2002, (i) Elite does not receive waivers from holders of at least 95% of Elite's capital stock (on an as-converted basis) of their dissenter's rights with respect to the Exchange Transaction, or (ii) Elite does not receive the necessary approvals from the Elite Security Holders and the holders of the Convertible Notes for the Exchange Transaction.

     9.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.1, this Agreement shall become void and have no effect, without any liability on the part of any party or its directors, officers or stockholders. Notwithstanding the foregoing, nothing in this Section
9.2 shall relieve any party to this Agreement of liability for a material breach of any provision of this Agreement and provided, further, however, that if it shall be judicially determined that termination of this Agreement was caused by an intentional breach of this Agreement by either party, then, in addition to other remedies at law or equity for breach of this Agreement, the breaching party shall indemnify and hold harmless the non-breaching parties for their respective out-of-pocket costs, fees and expenses of their counsel, accountants, financial advisors and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement and related documentation, preparation of filings, and any litigation by third parties resulting from the execution of this Agreement.


                                   ARTICLE X

                    Covenants Subsequent to the Closing Date


     10.1 Registration and Listing. As soon as practicable following the Closing Date, and for a period of at least eighteen (18) months following the Closing Date, the newly constituted executive officers and directors of Milestone shall use commercially reasonable efforts to:

          (a) List Milestone's common stock in Standard & Poor's OTC or corporate manual; and

          (b) Maintain quotation of Milestone's common stock on the Electronic Bulletin Board.

     10.2 Material Acquisitions. Following the Closing Date and for a period of three years thereafter, Milestone shall not acquire any other company or entity for which audited financial statements are required pursuant to the Securities and Exchange Act of 1934, unless such company or entity provides audited financial statements at the closing of such acquisition.

     10.3 Financial Public Relations. On and following the Closing Date, Milestone will retain for a period of 18 months a financial public relations firm reasonably satisfactory to Mr. Mathis and Milestone.

     10.4 Registration of Shares. For a period of one year from the Closing Date, Milestone shall not register with the Securities and Exchange Commission any Milestone securities acquired by the Elite Security Holders, or any Milestone securities issuable upon exercise of Milestone warrants, other than securities registered in a secondary public offering raising gross proceeds of at least $8,000,000 for Milestone and underwritten by a licensed NASD broker-dealer. Notwithstanding the foregoing, at any time following the Closing Date, Milestone may register with the Securities and Exchange Commission on Form S-8 all shares allocated to Milestone's Stock Option Plan, provided, however, that holders of Milestone options that are vested as of the Closing Date or that will vest prior to the date which is one year from the Closing Date (the "Anniversary Date") shall agree not to sell any Milestone shares issuable upon exercise of such vested options prior to the Anniversary Date.

     10.5 Issuance Following Exchange Ratio Adjustment. Following the adjustment (if any) of the Exchange Ratio set forth in Section 1.3, Milestone agrees to issue additional Milestone Shares, Milestone Options and Milestone Warrants in accordance with the terms set forth in Section 1.3.


                                   ARTICLE XI

                                  Miscellaneous


     11.1 Captions and Headings. The Article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

     11.2 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     11.3 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

     11.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     11.5 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings.

     11.6 Choice of Law. This Agreement and its application shall be governed by the laws of the state of New Jersey.

     11.7 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It is the express intent of the parties to be bound by the exchange of signatures on this Agreement via telecopy.

     11.8 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) two business days after deposit with a nationally reconized overnight courier, specifying two day delivery, with written verification of receipt, or (iii) on the fifth business day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

           Milestone:

     Milestone Capital, Inc.
     26 West Dry Creek Circle, Suite 600
     Littleton, Colorado 80120
     Attn: Earnest Mathis, Chief Executive Officer

     with a copy (which shall not constitute notice) to:

     Gary Agron, Esq.
     5445 DTC Parkway, Suite 520
     Denver, Colorado 80111

           Elite:

     EliteAgents, Inc.
     39 Plymouth Street
     Fairfield, New Jersey 07004
     Attn: Charles J. DeMory, President and Chief Executive Officer

     with a copy (which shall not constitute notice) to:

     Sachnoff & Weaver, Ltd.
     30 S. Wacker Drive, Suite 2900
     Chicago, Illinois 60606
     Attn: William N. Weaver, Jr./Jeffrey Schumacher/Michael P. Lee

     11.9 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     11.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the Exchange Transaction.

     11.11 Finders. The parties hereto represent that no finder has brought about this Agreement, and no finder's fee has been paid or is payable by either party except

     11.12 Announcements. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

     11.13 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in an acceptable manner, to the end that transactions contemplated hereby are fulfilled to the extent possible.

     11.14 Expenses. Elite has agreed to pay Milestone's legal counsel the sum of $15,000 in connection with the preparation of this Agreement. Accordingly, Elite has deposited $15,000 in the trust account of Gary Agron, Esq., counsel to Milestone, which will be used exclusively to pay attorney's fees associated with this Agreement to Mr. Agron. Elite acknowledges that Mr. Agron is Milestone's counsel and that he has no attorney-client relationship with or fiduciary responsibility to Elite. The $15,000 deposit shall be deemed earned by Mr. Agron upon execution of this Agreement and shall not be returned to Elite for any reason including, without limitation, the termination of this Agreement.

     Except as otherwise set forth in the preceding paragraph, each party will pay its own out-of-pocket expenses incurred in connection with this Agreement.

     11.15 Expiration of Representations and Warranties. The representations and warranties of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall expire on the Closing Date. The covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, including but not limited to the covenants set forth in Article X and this Article XI, shall survive the Closing Date.

     11.16 Exhibits. As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

     11.17 Legal Counsel. Milestone has been represented by Gary A. Agron, Esq. in connection with this Agreement. Elite has been represented by Sachnoff & Weaver, Ltd. in connection with this Agreement.

                                    * * * * *

     In witness whereof, the parties have executed this Agreement on the date indicated above.


MILESTONE CAPITAL, INC.                     ELITEAGENTS, INC.


By:  /s/  Earnest Mathis                    By:  /s/  Charles J. DeMory
   -------------------------------            --------------------------------
          Earnest Mathis                              Charles J. DeMory
          Chief Executive Officer                     President and Chief
                                                      Executive Officer